UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 20, 2005
CINCINNATI BELL INC.

(Exact Name of Registrant as Specified in Its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-8519	31-1056105

(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street	45202

(Address of Principal Executive Offices)	(Zip Code)
(513) 397-9900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
     Brian Ross, chief financial officer, will present at the Banc of America Securities 35th Annual Investment Conference in San Francisco on Tuesday, September 20, 2005 at 4:30 p.m. (EDT). The presentation will be webcast both live and on-demand. To listen to the webcast, please look for instructions on the Investor Relations page of the company’s website, www.cincinnatibell.com.
     A copy of the presentation to be made at the Banc of America Securities 35th Annual Investment Conference is attached to this Current Report as Exhibit 99.1.
     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description
99.1	Presentation made during Banc of America Securities 35th Annual Investment Conference in San Francisco on Tuesday, September 20, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel

Date: September 20, 2005

Exhibit Index

Exhibit No.	Exhibit	Page No.
99.1	Presentation made during Banc of America Securities 35th Annual Investment Conference in San Francisco on Tuesday, September 20, 2005.